SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8 K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 14, 1999
                                (Date of report)

                            MASON HILL HOLDINGS, INC.

DELAWARE                      033-24178-A                   650109088
(State of Incorporation) (Commission File Number)      (IRS Employer ID)

                    110 WALL STREET, NEW YORK, NEW YORK 10005
                    (Address of Principal Executive Offices)

                                 (212) 425-3000
                         (Registrant's Telephone Number)

     Mason Hill Holdings, Inc. (the"Company") initially filed a Current Report on Form 8-K with the Securities and Exchange Commission on October 14, 1999, which is hereby amended by this Form 8-K/A to comply with Item 7 of Form 8-K and the provisions of Rule 3-05 of Regulation S-X.

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     On October 1, 1999, Pride, Inc. ("Pride" or the "Company") consummated their acquisition of all of the issued and outstanding stock of Mason Hill & Co., Inc., a Delaware corporation ("Mason Hill & Co.), in exchange for the issuance of 15,886,618 shares of Common Stock of the Company. As a result of the acquisition, the shareholders of Mason Hill & Co., Inc. now controls approximately 86% of the issued and outstanding voting stock of the Company. See "Item 2 Acquisition or Disposition of Assets."

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On October 1, 1999, Pride consummated their acquisition of all of the issued and outstanding stock of Mason Hill & Co., in exchange for the issuance of 15,886,618 shares of Common Stock of the Company. The transaction was completed in accordance with the terms of the stock purchase agreement, dated as of July 30, 1999, between the Company, Mason Hill & Co. and the shareholders of Mason Hill & Co. As part of the completed transaction, Pride has (i) changed its name to Mason Hill Holdings, Inc. ("Mason Hill Holdings"); and (ii) reduced its authorized capital from 500,000,000 shares of common stock to 20,000,000 shares of common stock. In addition, the officers of the Company have resigned and have been replaced by officers of Mason Hill & Co.

     In addition to the foregoing, Pride's subsidiaries have been reorganized such that its AC Investments Inc. and PMS Investments, Inc. subsidiaries have become wholly-owned subsidiaries of AC Holdings, Inc., a wholly-owned subsidiary of Pride.

     Pride will now cause its AC Holdings, Inc. subsidiary to be spun-off to its shareholders.

     Pride has also agreed to cause (i) 743,000 shares of DME Interactive Holdings, Inc. common stock that it owns to be spun-off to its shareholders,
(ii) 350,000 shares DME Interactive Holdings, Inc. common stock that it owns to be delivered to AC Holdings, Inc. as a contribution to its capital, and (iii) at least 100,000 DME Interactive Holdings, Inc. common stock which it owns to be retained by Pride.

     Lastly, simultaneous with the closing of the agreement, Mason Hill Holdings' stock underwent a 1 for 2 reverse split.

     Pride, under its new name, Mason Hill Holdings, will be engaged, through its new wholly-owned subsidiary, Mason Hill & Co., in commercial brokerage operations, particularly retail and institutional securities sales of securities, trading and market making activities, and investment and merchant banking. In addition, Mason Hill & Co. intends to engage in other aspects of the securities business, such as the purchase and sale of United States Government obligations, money market instruments, mortgage related securities, municipal and tax exempt securities, options and foreign exchange commodities.

     Mason Hill Holdings' common stock is now traded on the Over The Counter Bulletin Board under the new Symbol "MHLL".

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA Financial Information and Exhibits.

(a)      Financial Statements of Businesses Acquired.

                  The Company acquired 100% of the outstanding shares of capital stock of Mason Hill & Co., Inc. on October 1, 1999. The audited financial statements of Mason Hill & Co., Inc. and the related Auditors Report as of March 31, 1999 and 1998 are filed herein as Addendum I.

(b)      Pro Forma Financial Information.

                  Pro Forma Combined Financial Information of the Company and Mason Hill & Co., Inc. as of September 30, 1999 and 1998 and for the nine months ended September 30, 1999 and 1998 is filed herein as Addendum II.

(c)      Exhibits

        NUMBER    DESCRIPTION

         10.1 Stock Purchase Agreement, dated as of July 30, 1999, by and among Pride, Inc., Mason Hill & Co., Inc. and the shareholders of Mason Hill & Co., Inc. (Previously filed as an exhibit to the Company's Definitive Information Statement, filed on September 13, 1999).

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                       MASON HILL HOLDINGS, INC.
                                                                    (REGISTRANT)

DECEMBER 14, 1999                           /S/CHRISTOPHER J. KINSLEY
                                               Christopher J. Kinsley, President

                                   ADDENDUM I

Board of Directors and Stockholders
Mason Hill & Co., Inc.
New York, New York

     We have audited the accompanying statement of financial condition of Mason Hill & Co., Inc. as of March 31, 1999 and the related statements of operations, stockholder's equity, cash flows and changes in liabilities subordinated to claims of general creditors for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mason Hill & Co., Inc. as of March 31, 1999 and the results of its operations, and cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Lilling & Company
CERTIFIED PUBLIC ACCOUNTANTS

May 20,1999

                 Ten Cutter Mill Road, Great Neck, NY 11021-3201
                                 (516) 829-1099
                               Fax (516) 829-1065

                             MASON HILL & CO., INC.
                        STATEMENT OF FINANCIAL CONDITION
                                 MARCH 31, 1999

                                     ASSETS

Cash ......................................................   $   484,377
Receivable from broker dealers ............................       776,199
Securities owned ..........................................       169,415
Furniture, equipment, and leasehold improvements
 net of accumulated depreciation of $143,814 ...............       48,854
 other assets ..............................................      102,909
                                                              -----------

                                                              $ 1,581,754
                                                              ===========
LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:

Commissions payable .......................................   $   653,647
Accrued expenses and other liabilities ....................       312,672
                                                              -----------
                                                                  966,319

Liabilities subordinated to the claims of general creditors       230,000
                                                              -----------

Stockholders' equity:
    Common stock, no par value; 200 shares authorized,          1,196,319
                                                              -----------
        100 shares issued and outstanding .................         2,000
        Additional paid-in capital ........................     1,321,554

    Retained earnings (deficit) ...........................      (938,119)
                                                              -----------
                                                                  385,435
                                                              -----------
                                                              $ 1,581,754
                                                              ===========

                        See notes to financial statements

                             MASON HILL & CO., INC.
                            STATEMENT OF OPERATIONS
                            YEAR ENDED MARCH 31,1999

REVENUE

Trading ........................   $ 3,464,198
Commissions ....................     1,604,045
Other income ...................        85,319
                                     ---------
                                     5,153,562
                                     ---------
EXPENSES

Salaries and Related costs .....     3,506,520
Commissions and clearing charges       346,128
Communications .................       320,728
Occupancy ......................       450,606
Interest .......................        25,386
Operating expenses .............       895,093
                                     ---------
                                     5,544,461
                                     ---------
NET LOSS .......................   $  (390,899)
                                     =========

                        See notes to financial statements

                             MASON HILL & CO., INC.
                            STATEMENT OF CASH FLOWS
                            YEAR ENDED MARCH 31,1999

Cash flows from operating activities

Net loss .........................................    $(390,899)
Adjustments to reconcile net loss to net cash
provided by operating activities:

 Depreciation .....................................      30,782
 Increase in receivable from clearing broker ......    (361,389)
 Decrease in securities owned .....................      88,852
 Increase in other assets .........................    (100,510)
 Decrease in securities sold, but not yet purchased     (17,537)
 Increase in commissions payable ..................     569,892
 Increase in accrued expenses and other liabilities     187,849
                                                        -------
 Total adjustments ................................     397,939
                                                        -------
Net cash provided by operating activities ........        7,040
                                                        -------

Cash flow from investing activities:
 Cash paid for the purchase of property ...........      (5,357)
                                                        -------
Net cash used by investing activities ............       (5,357)
                                                        -------
Cash flow from financing activities:
 Proceeds from capital contributions ..............     562,500
 Decrease in subordinated liabilities .............    (100,000)
                                                        -------
Net cash provided by financing activities ........      462,500
                                                        -------
NET INCREASE IN CASH .............................      464,183
CASH - BEGINNING .................................       20,194
                                                        -------
CASH - END .......................................   $  484,377
                                                        =======

Supplemental disclosures of cash flow information:
Cash paid during the year for:
Interest expense .................................   $    3,886
                                                        =======
Income Tax .......................................   $    1,249
                                                        =======


                       See notes to financial statements

                             MASON HILL & CO., INC.
                        STATEMENT OF STOCKHOLDERS' EQUITY
                            YEAR ENDED MARCH 31,1999

                                        ADDITIONAL     RETAINED
                              COMMON     PAID-IN       EARNINGS
                              STOCK      CAPITAL       (DEFICIT)         TOTAL

Balance - April 1,1998        $ 2,000   $  759,054     $ (547,220)      $213,834

Net loss                                                 (390,899)      (390,899)

Capital contributions                      562,500                       562,500
                              -------   ----------     -----------     ----------
Balance - March 31, 1999      $ 2,000   $1,321,554     $ (938,119)     $ 385,435
                              =======   ==========     ===========     ==========

                        See notes to financial statements

                             MASON HILL & CO., INC.
                STATEMENT OF CHANGES IN LIABILITIES SUBORDINATED
                       TO THE CLAIMS OF GENERAL CREDITORS

YEAR ENDED MARCH 31,1999

Balance - April 1,1998    $ 330,000

Additions .............        --

Decreases .............    (100,000)
                           ---------

Balance - March 31,1999   $ 230,000
                           =========




 See notes to financial statements
 - 6-

MASON HILL & CO., INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31,1999

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization

     Mason Hill & Co., Inc. ("the Company") is a registered broker-dealer and clears its securities transactions on a fully disclosed basis with another broker-dealer.

     Securities Transactions

     Securities transactions are recorded on settlement date, generally the third business day following the trade date. There is no material difference between the accounting on a settlement date basis as compared to a trade date basis.

     Securities Owned

     Securities owned and securities sold, but not yet purchased are recorded at current market value and consist substantially of equities.

     Furniture, Equipment and Leasehold Improvements

     Furniture, equipment and leasehold improvements are recorded at cost. Depreciation is provided for by straight line and accelerated methods over the estimated useful lives of the assets.


     Clearing Arrangements

     The Company as a non-clearing broker does not handle any customer funds or securities. The responsibility for processing customer activity rests with the Company's clearing firms, Bear Stearns Securities Corp and CIBC Oppenheimer Corp. If a customer or counter-party fail to perform, the Company may sustain a profit or a loss if the market value of the securities differs from the contract price. The Company is located in New York City and its customers are located throughout the United States.

MASON HILL & CO., INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31,1999

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

      Use of Estimates in the Preparation of Financial Statements

     Management of the Company uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from estimates that management uses.

2.    LIABILITIES SUBORDINATED TO CLAIMS OF GENERAL CREDITORS

     Liabilities subordinated to claims of general creditors have been filed with the National Association of Securities Dealers, Inc. and are due to officer/stockholders. The note is due August 30, 2000 with interest at 5% per annum.

3.    LOANS PAYABLE - OFFICERS/STOCKHOLDERS

     Loans  payable  to   officers/stockholders   are  due  on  demand  and  are
non-interest bearing.

4.    COMMITMENTS AND CONTINGENCIES

     The Company occupies office space leased by its sole stockholder. Rent expense was approximately $394,000 for the year ended March 31,1999.

5.    NET CAPITAL REQUIREMENT

     The Company is subject to the Securities and Exchange Commission uniform net capital Rule (Rule 15C3-1), which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1 (and that equity capital may not be withdrawn or cash dividends paid if the resulting net capital ratio would exceed 10 to 1). At March 31, 1999, the Company had net capital of $467,428, which was $367,428 excess of its required net capital of $100,000. The Company had a percentage of aggregate indebtedness to net capital of 200.3% as of March 31, 1999.

Lilling & Company LLP

                          Certified Public Accountants

INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholders
Mason Hill & Co., Inc.
New York, New York

     We have audited the accompanying statement of financial condition of Mason Hill & Co., Inc. as of March 31, 1998 and the related statements of operations, stockholder's equity, cash flows and changes in liabilities subordinated to claims of general creditors for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mason Hill & Co., Inc. as of March 31, 1998 and the results of its operations, stockholder's equity, cash flows and changes in liabilities subordinated to claims of general creditors for the year then ended in conformity with generally accepted accounting principles.

May 12, 1998

/s/ Lilling & Company

CERTIFIED PUBLIC ACCOUNTANTS

                Ten Cutter Mill Road, Great Neck, NY 11021-3201
 ,                                (5l6) 829-l099
                               Fax (516) 829-1065

                             MASON HILL & CO. INC.
                        STATEMENT OF FINANCIAL CONDITION
                                 MARCH 31, 1998

                                     ASSETS

Cash ....................................   $  20,194
Receivable from brokers and dealers .....     414,810
Securities owned ........................     258,267
Furniture, equipment and leasehold
  improvements, less accumulated
  depreciation of $113,032 ..............      74,279

Other assets ............................       2,400
                                            ---------
                                            $ 769,950
                                            =========
LIABILITIES AND STOCKHOLDER'S EOUITY

Liabilities:

  Securities sold, but not yet purchased    $  17,537
  Commissions payable ...................      75,089
  Accrued expenses and other liabilities ..   123,490
  Deferred revenue ........................     5,000
  Loans payable - officers ................     5,000
                                            ---------
                                              226,116

Liabilities subordinated to the claims of
  general creditors .....................     330,000
                                            ---------
                                              556,116
                                            ---------
Commitments and contingencies

Stockholder's equity
  Commmon stock, no par value; 200 shares
   authorized: l00 outstanding ...........      2,000
  Additional paid in capital ............     759,054
  Retained earnings (deficit) ...........    (547,220)
                                            ---------
                                              213,834
                                            ---------
                                            $ 769,950
                                            =========


                       See notes to financial statements.

                              MASON HILL & CO. INC.
                             STATEMENT OF OPERATIONS
                            YEAR ENDED MARCH 31 1998

Revenues :
  Trading                                 $  891,563
  Underwriting                             1,359,675
  Commissions                                430,070
  Interest and other                          51,657
                                          ----------
                                           2,732,965
                                          ----------
Expenses :

Salaries and payroll costs                 1,845,536
Commissions and clearing charges             304,094
Communications                               258,583
Occupancy                                    150,050
Interest                                      43,862
Depreciation                                  48,848
Other operating expenses                     586,167
                                          ----------
                                           3,237,140
                                          ----------
INCOME BEFORE INCOME TAXES                 ( 504,175)

PROVISION FOR INCOME TAXES                    19,483
                                          ----------
NET INCOME (LOSS)                         $( 523,658)
                                          ==========

                       See notes to financial statements.

                              MASON HILL & CO. INC.
                             STATEMENT OF CASH FLOWS
                            YEAR ENDED MARCH 31 1998

Cash flows from operating activities:


Net loss .........................................   $ ( 523,658)
                                                     ------------
 Adjustments to reconcile net loss to net cash
  provided by operating activities:

 Depreciation .....................................      48,848
 Decrease in due from brokers and dealers .........     468,944
 Decrease in securities owned .....................     364,456
 Increase in receivable from officer ..............      40,000
 Decrease in securities sold, but not yet
  purchased ......................................    (127,292)
 Decrease in other assets .........................      79,015

 Decrease in accrued expenses and other
 Increase in commissions payable ..................      14,463
   liabilities ....................................    (156,565)
                                                     ------------
 Increase in deferred revenue .....................       5,000
 Total adjustments ................................     736,869
                                                     ------------
Net cash provided by operating activities ........      213,211
                                                     ------------
Cash flows from financing activities:

Parent of loan payable - officers ................     (305,000)
Proceeds from subordinated debt ..................      230,000
Distributions from paid-in capital ...............     (100,000)
                                                     ------------
Net cash used by financing activities ............     (175,000)
                                                     ------------

NET INCREASE IN CASH .............................      38,211

CASH OVERDRAFT - BEGINNING .......................     (18,017)
                                                     ------------

CASH - END .......................................   $  20,194
                                                     ============

Supplemental disclosures of cash flow information:

Cash paid during the period for:

Interest .........................................    $ 30,167
                                                     ============
Income taxes .....................................    $ 34 483
                                                     ============

                       See notes to financial statements.

                              MASON HILL & CO. INC.
                        STATEMENT OF STOCKHOLDER'S EOUITY
                            YEAR ENDED MARCH 31, 1998

                                              Additional
                                   Common       Paid-In     Retained
                                   Stock        Capital     Earning's      Total


Balance - April 1, 1997            $ 2,000    $ 859,054     $( 23,562)     $ 837,492

Net Loss                              -           -          (523,658)      (523,658)

Distribution                          -        (100,000)          -         (100,000)
                                   -------    ----------    ----------     ----------
Balance - March 31, 1998           $ 2 000    $ 759,054     $(547,220)     $ 213,834
                                   =======    ==========    ==========     ==========

                       See notes to financial statements.

                             MASON HILL & CO. INC.
                STATEMENT OF CHANGES IN LIABILITIES SUBORDINATED
                         TO CLAIMS OF GENERAL CREDITORS
                            YEAR ENDED MARCH 31 1998

Balance - April 1, 1997            $100,000

Additions                           230,000

Decreases                               -
                                   ---------
Balance - March 31, 1998           $330,000
                                   =========

                       See notes to financial statements.

                             MASON HILL & CO., INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1998

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

     Mason Hill & Co., Inc. ("the Company") is a registered broker- dealer and clears its securities transactions on a fully disclosed basis with another broker-dealer.

Securities Transactions

     Securities transactions are recorded on settlement date, generally the third business day following the trade date. There is no material difference between the accounting on a settlement date basis as compared to a trade date basis.

Securities Owned

     Securities owned and securities sold, but not yet purchased are recorded at current market value and consist substantially of equities.

Furniture, Eguipment and Leasehold Improvements

     Furniture, equipment and leasehold improvements are recorded at cost. Depreciation is provided for by straight line and accelerated methods over the estimated useful lives of the assets.

Clearinq Arrangements

     The Company as a non-clearing broker does not handle any customer funds or securities. The responsibility for processing customer activity rests with the Company's clearing firm, Bear Stearns Securities Corp.

     If a customer or a counterparty fail to perform, the Company may sustain a profit or a loss if the market value of the securities differs from the contract price. The Company is located in New York City and its customers are located throughout the United States.

                             MASON HILL & C0. INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1998

l.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

Use of Estimates in the Preparation of Financial Statements

     Management of the Company uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from estimates that management uses.

2.   LIABILITIES SUBORDINATED TO CLAIMS OF GENERAL CREDITORS

     Liabilities subordinated to claims of general creditors have been filed with the National Association of Securities Dealers, Inc. and are due to officer/stockholders. The terms are as follows: $230,000 at 5% interest due August 30, 2000 and $100,000 at 7% due November 30, 1998.

3.   LOANS PAYABLE - OFFICERS/STOCKHOLDERS

     Loans payable to officers/stockholders are due on demand and are now interest bearing.

4.   COMMITMENTS AND CONTINGENCIES

     The Company occupies office space leased by its sole stockholder. The Company paid approximately $119,000 in rent expense for the year ended March 31, 1998.

5.   NET CAPITAL REOUIREMENT

     The Company is subject to the Securities and Exchange Commission uniform net capital Rule (Rule 15C3-1), which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1 (and that equity capital may not be withdrawn or cash dividends paid if the resulting net capital ratio would exceed 10 to 1). At March 31, 1998, the Company had net capital of $407,052, which was $307,052 excess of its required net capital of $100,000. The Company had a percentage of aggregate indebtedness to net capital of 132.57% as of March 31, 1998.

                                  ADDENDUM II

     The following pro forma financial statements have been prepared as if the acquisition of Mason Hill & Co., Inc. by the Company had occurred on the first day of the periods presented in the pro forma income statements and as of September 30, 1999 and 1998 in the pro forma balance sheet. The pro forma financial information is based on the historical financial statements of the Company and gives effect to the combination under the purchase method of accounting. The pro forma financial statements should be read in conjunction with the historical financial statements of the Company presented herein and should not be considered to be a representation of actual results that would have occurred if the transaction had occurred on the dates indicated.

                            MASON HILL HOLDINGS, INC.
                        PROFORMA STATEMENT OF OPERATIONS
                       SIX MONTHS ENDED SEPTEMBER 30, 1999
                                   (UNAUDITED)

                                                            Historical                Pro Forma Adjustments (a)
                                                 -------------------------------------------------------------------
                                                    Mason Hill      Mason Hill       Spin-off of
                                                  Holdings, Inc.   & Co., Inc.      Subsidiaries        Other           Pro Forma
                                                 ------------------------------------------------------------------- ---------------
Revenue                                           $-               $ 6,009,976      $  -                $ -             $ 6,009,976
                                                 ------------------------------------------------------------------- ---------------

       Expenses:

           Salaries and related costs                                3,655,297                                            3,655,297
           Commissions and clearing cost                               388,783                                              388,783
           Communications                                              255,653                                              255,653
           Occupancy                                                   259,798                                              259,798
           Interest                                                      8,099                                                8,099
           Operating expenses                                          534,904                                              534,904
                                                 ------------------------------------------------------------------- ---------------
                                                         0           5,102,534         0               0                  5,102,534
                                                 ------------------------------------------------------------------- ---------------

       Income before taxes                               0             907,442         0               0                    907,442
       Income taxes                                                     35,511                                               35,511
                                                 ------------------------------------------------------------------- ---------------
       Income before discontinued operations             0             871,931         0               0                    871,931
       Loss from discontinued operations           (20,584,241)                     16,645,437                           (3,938,804)
                                                 ------------------------------------------------------------------- ---------------

       Net income (loss)                          $(20,584,241)        871,931     $16,645,437         $ -             $ (3,066,873)
                                                 =================================================================== ===============

       LOSS PER COMMON SHARE

       Loss before discontinued operations        $-                                                                   $       0.10
       Loss from discontinued operations                 (2.29)                                                               (0.44)
                                                 -----------------                                                   ---------------
                                                  $      (2.29)                                                        $      (0.34)
                                                 =================                                                   ===============

       Weighted Average Number of
         Common Shares Outstanding                  8,972,902                                                              8,972,902
                                                 =================                                                   ===============

     (a) To eliminate assets and liabilities of subsidiaries in the Company's balance sheet that were spun-off and eliminate from the statement of operations losses attributed to to those subsidiaries and reflect common stock issued for the acquisition of Mason Hill & Co., Inc.

                            MASON HILL HOLDINGS, INC.
                            PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 1999
                                  (UNAUDITED)


                                                        Historical            Proforma adjustments (a)
                                                ----------------------------  --------------------------
                                                  Mason Hill   Mason Hill      Spin-off of
                                                Holdings, Inc. & Co., Inc.     Subsidiaries    Other      Pro forma
                                                ----------------------------  ----------------------------------------
ASSETS:
    Cash                                                 2,301    $  16,327       $  (2,301)               $   16,327
    Receivable from broker dealers                                1,286,025                                 1,286,025
    Accounts receivable                                484,733                     (484,733)                        0
    Securities owned                                                532,996                                   532,996
    Property and equipment, net                      1,355,683       58,768      (1,355,683)                   58,768
    Due from related parties                         1,548,344                   (1,548,344)                        0
    Investments                                      5,241,460                   (5,016,460)                  225,000
    Other assets                                                    311,999                                   311,999
                                                ----------------------------  ----------------------------------------
                                                   $ 8,632,521  $ 2,206,115     $(8,407,521)        -     $ 2,431,115
                                                ============================  ========================================
LIABILITIES:

    Accrued expenses                               $ 4,137,322   $  710,274    $ (4,137,322)               $  710,274
    Bank debt                                        3,757,579                   (3,757,579)                        0
    Other liabilities                                1,013,204        8,475      (1,013,204)                    8,475
                                                ----------------------------  ----------------------------------------
                                                     8,908,105      718,749      (8,908,105)        0         718,749
Subordinated liabilities                                     0      230,000                                   230,000
                                                ----------------------------  ----------------------------------------
                                                     8,908,105      948,749      (8,908,105)        0         948,749
                                                ----------------------------  ----------------------------------------

STOCKHOLDERS' EQUITY:

    Common stock                                         4,353        2,000                      11,529        17,882
    Paid in Capital                                 12,139,931    1,321,554                     (12,356)   13,449,129
    Foreign currency translation                       677,904                     (754,554)                  (76,650)
    Retained earnings                              (13,097,772)     (66,188)      1,255,138               (11,908,822)
                                                ----------------------------  ----------------------------------------
                                                     (275,584)    1,257,366         500,584        (827)    1,481,539
                                                ----------------------------  ----------------------------------------
                                                   $ 8,632,521  $ 2,206,115    $ (8,407,521)       (827)  $ 2,430,288
                                                ============================  ========================================

     (a) To eliminate assets and liabilities of subsidiaries in the Company's balance sheet that were spun-off and eliminate from the statement of operations losses attributed to to those subsidiaries and reflect common stock issued for the acquisition of Mason Hill & Co., Inc.

                           MASON HILL HOLDINGS, INC.
                        PROFORMA STATEMENT OF OPERATIONS
                      SIX MONTHS ENDED SEPTEMBER 30, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------------

                                                          Historical            Pro Forma Adjustments (a)
                                                -----------------------------------------------------------
                                                  Mason Hill     Mason Hill     Spin-off of
                                                Holdings, Inc.   & Co., Inc.    Subsidiaries     Other          Pro Forma
                                                --------------------------------------------------------------------------------

Revenue                                            -              1,275,736       -               -            $     1,275,736
                                                --------------------------------------------------------------------------------

Expenses:

    Salaries and related costs                                       1,070,397                                        1,070,397
    Commissions and clearing costs                                     115,315                                          115,315
    Communications                                                     126,501                                          126,501
    Occupancy                                                          194,490                                          194,490
    Interest                                                            12,639                                           12,639
    Operating expenses                                                 261,513                                          261,513
                                                --------------------------------------------------------------------------------
                                                              0      1,780,855              0    0                    1,780,855
                                                --------------------------------------------------------------------------------

Loss before taxes                                             0      (505,119)              0    0                     (505,119)
Income taxes                                                                                                                  0
                                                --------------------------------------------------------------------------------
Loss before discontinued operations                           0      (505,119)              0    0                     (505,119)
Loss from discontinued operations                     (505,486)                   (7,761,512)                        (8,266,998)
                                                --------------------------------------------------------------------------------
Net loss                                              (505,486)      (505,119)  $ (7,761,512)  $ -              $    (8,772,117)
                                                ================================================================================
LOSS PER COMMON SHARE

Loss before discontinued operations              $ -                                                  -         $        (0.05)
Loss from discontinued operations                        (0.05)                                                          (0.88)
                                                ----------------                                           ---------------------
                                                         (0.05)                                                 $        (0.93)
                                                ================                                           =====================

Weighted Average Number of
  Common Shares Outstanding                          9,354,559                                                       9,354,559
                                                ================                                           =====================

     (a) To eliminate assets and liabilities of subsidiaries in the Company's balance sheet that were spun-off and eliminate from the statement of operations losses attributed to to those subsidiaries and reflect common stock issued for the acquisition of Mason Hill & Co., Inc. Shares outstanding

                          MASON HILL HOLDINGS, INC.
                             PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 1998
                                  (UNAUDITED)


                                                          Historical             Proforma adjustments (a)

                                                ------------------------------------------------------------
                                                  Mason Hill      Mason Hill      Spin-off of
                                                Holdings, Inc.   & Co., Inc.     Subsidiaries     Other      Pro forma

                                                -------------------------------------------------------------------------
ASSETS:

    Cash                                         15,848        $ 45,662          $(15,848)       $  -         $ 45,662
    Receivable from broker dealers                              320,872                                        320,872
    Accounts receivable                       2,317,652                        (2,317,652)                         0
    Securities owned                                             73,407                                         73,407
    Property, equipment & vehicles, net      23,781,513          72,964       (23,781,513)                      72,964
    Intangible assets                         8,601,828                        (8,601,828)                         0
    Investments                               4,048,460                        (4,048,460)                         0
    Other assets                                                 76,628                                         76,628
                                             -------------------------------------------------------------------------

                                             38,765,301      $  589,533       (38,765,301)       $  -          589,533
                                             =========================================================================

LIABILITIES:

    Accrued expenses                          1,564,149      $  235,698        (1,564,149)       $  -          235,698
    Obligations under hire purchase
     contracts                               16,966,515                       (16,966,515)                         0
    Bank debt                                 6,880,669                        (6,880,669)                         0
    Other liabilities                         2,251,452           2,617        (2,251,452)                       2,617
                                             -------------------------------------------------------------------------
                                             27,662,785         238,315       (27,662,785)          0          238,315
Subordinated liabilities                                        330,000                                        330,000
                                             -------------------------------------------------------------------------
                                             27,662,785         568,315       (27,662,785)          0          568,315
                                             -------------------------------------------------------------------------

STOCKHOLDERS' EQUITY:

    Common stock                                  2,823           2,000                          13,886        18,709
    Paid in Capital                          14,122,165       1,071,554                         (13,886)   15,179,833
    Deferred financing costs                   (106,350)                          106,350                         0
    Accumulated other comprehensive
     income (loss)                               74,001                          (74,001)                         0
    Retained earnings                        (2,990,123)     (1,052,336)     (11,134,865)                 (15,177,324)
                                             -------------------------------------------------------------------------
                                             11,102,516          21,218      (11,102,516)           0          21,218
                                             -------------------------------------------------------------------------
                                              8,765,301     $   589,533      (38,765,301)        $  -         589,533
                                             =========================================================================

     (a) To eliminate assets and liabilities of subsidiaries in the Company's balance sheet that were spun-off and eliminate from the statement of operations losses attributed to to those subsidiaries and reflect common stock issued for the acquisition of Mason Hill & Co., Inc.